UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

441 Lexington Avenue
New York, NY  10017
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
441 Lexington Avenue
New York, NY  10017
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

ANNUAL REPORT
December 31, 2008

A diversified mutual fund that
invests in common stocks of
growth-oriented companies.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

The performance of your Fund reflects a decline of 41.02% for all of 2008, of which 34.80% occurred in the second half of the year.  Despite the decline, the Fund did well compared to most of its large cap peers.

Our top five performing stocks for 2008 were Genentech, up +23.6%; Fidelity National Financial, up +21.5%; Walmart, up +17.9%; Gilead Sciences, up +11.1%; and McDonald’s Corporation up +5.6%. While these stocks did well and we intentionally avoided investments in Bear Stearns, Lehman Brothers, Fannie Mae, Freddie Mac and AIG, the market’s loss of confidence from the credit contraction impacted our other quality investment positions.

Rather than dwell on the much discussed and analyzed credit contraction, the post Lehman bankruptcy fallout, risky bank real estate lending practices, credit derivatives, TARP loans and the Madoff scandal, it is more fruitful to examine the policies that are and will be in place to eventually restore aggregate demand for goods and services.

Fiscal policy is now highly expansionary with deficit spending likely to increase in the future, probably with a “buy America” tilt to promote domestic job growth which will serve your Fund’s investments well in the future. With Treasury interest rates as low as they are, financing the increased deficit is not a current problem. Deflation, not inflation, is more of a current risk. Price pressures in the economy are not likely to be up until both inventory liquidation ends and economic capacity constraints develop well above current levels of utilization.

Monetary policy also has become dramatically expansionary over the past three months. The Bernanke Federal Reserve in short order has shifted from targeting interest rates to assets purchases and quantitative easing. The Fed has expanded its balance sheet on the asset side by more than two-fold to $2.2 Trillion as it adds to assets from collateralized loans and outright purchases to get bank credit flowing into the economy again. The monetary base that provides bank reserves to be lent has increased by 99.18%. The Fed has also been increasing the right side of its balance sheet and now has M-1 (currency and demand deposits) growing 11% year over year and M-2, which includes money market funds, is now $8 Trillion! At year end, the money in cash equivalents is almost 70% of the market value of all US stocks. This has only happened in 1990 and 1974.

We see many stocks valued at or below tangible book value or at very attractive P/E and price to growth ratios. With resilient management adapting to the new realities, focusing on improving margins and the increased policy stimulus, it is a question of when the markets anticipate corporate earnings improvement, not whether. We expect a range bound market with an upward bias for the first half of 2009 and a strong second half of the year.  When aggregate demand is on a demonstrable upswing, stocks will already have started to improve.

From a long term viewpoint we intend to continue to have a broad exposure to quality growth, large capitalization stocks which we believe is the best way to ultimately realize returns for our investors.

January 26, 2009

Sincerely,

Robert P. Morse
President

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2008

	Shares	Value
COMMON STOCKS – 98.8%

Aerospace – 1.6%
Boeing Co.	1,000	$42,670
Lockheed Martin Corp.	1,500	126,120
		168,790
Agriculture – 0.5%
Archer-Daniels-Midland Co.	2,000	57,660

Apparel – 1.0%
VF Corp.	2,000	109,540

Banks – 0.7%
US Bancorp	3,000	75,030

Beverages – 3.3%
The Coca-Cola Co.	2,500	113,175
Hansen Natural Corp. (a)	3,000	100,590
PepsiCo, Inc.	2,500	136,925
		350,690
Biotechnology – 8.0%
Biogen Idec, Inc. (a)	1,000	47,630
Celgene Corp. (a)	2,000	110,560
Genentech, Inc. (a)	1,500	124,365
Genzyme Corp. (a)	2,000	132,740
Gilead Sciences, Inc. (a)	7,500	383,550
Life Technologies Corp. (a)	1,362	31,748
United Therapeutics Corp. (a)	300	18,765
		849,358
Chemicals – 3.1%
Air Products & Chemicals, Inc.	2,000	100,540
The Dow Chemical Co.	2,500	37,725
E.I. du Pont de Nemours & Co.	2,500	63,250
Sigma-Aldrich Corp.	3,000	126,720
		328,235
Computers & Peripherals – 1.9%
Hewlett-Packard Co.	3,300	119,757
International Business
Machines Corp.	1,000	84,160
		203,917
Construction & Engineering – 0.9%
Fluor Corp.	2,000	89,740

Containers & Packaging – 0.6%
Packaging Corp. of America	5,000	67,300

Diversified – 1.6%
3M Co.	2,000	115,080
United Technologies Corp.	1,000	53,600
		168,680
Drugs – 2.6%
Abbott Laboratories	1,000	53,370
Bristol-Myers Squibb Co.	3000	69,750
Merck & Co., Inc.	5,000	152,000
		275,120
Electrical Equipment – 1.6%
Emerson Electric Co.	2,750	100,678
Thomas & Betts Corp. (a)	3,000	72,060
		172,738
Electronic Equipment & Instruments – 0.5%
Dolby Laboratories, Inc. (a)	1,000	32,760
Sunpower Corp. (a)	600	22,200
		54,960
Energy – 7.4%
Apache Corp.	1,950	145,333
Canadian Superior
Energy, Inc. (a) (b)	10,000	9,700
Chevron Corp.	2,150	159,036
ConocoPhillips	2,000	103,600
Devon Energy Corp.	2,500	164,275
ENSCO International, Inc.	1,000	28,390
EOG Resources, Inc.	750	49,935
Marathon Oil Corp.	2,000	54,720
Valero Energy Corp.	3,000	64,920
		779,909
Energy Equipment & Services – 1.5%
Core Laboratories NV (b)	500	29,930
Halliburton Co.	2,000	36,360
Helmerich & Payne, Inc.	2,000	45,500
Schlumberger Ltd. (b)	1,000	42,330
		154,120
Financial Services – 0.9%
American Express Co.	1,500	27,825
J.P. Morgan Chase & Co.	2,000	63,060
		90,885

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008

	Shares	Value
COMMON STOCKS – 98.8% (continued)

Food & Staples Retailing – 3.9%
The Kroger Co.	5,000	$132,050
Wal-Mart Stores, Inc.	5,000	280,300
		412,350
Food Service – 3.6%
Darden Restaurants, Inc.	3,000	84,540
McDonald's Corp.	3,500	217,665
Yum! Brands, Inc.	2,400	75,600
		377,805
Food Wholesale – 0.7%
Sysco Corp.	3,300	75,702

Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	2,150	115,219
Medtronic, Inc.	3,500	109,970
		225,189
Health Care Services – 3.6%
Aetna, Inc.	2,500	71,250
Johnson & Johnson	3,800	227,354
Quest Diagnostics	1,500	77,865
		376,469
Instrumentation – 1.4%
Applied Materials, Inc.	7,500	75,975
Thermo Fisher Scientific, Inc. (a)	2,000	68,140
		144,115
Insurance – 2.3%
Aflac, Inc.	1,000	45,840
Chubb Corp.	2,800	142,800
Fidelity National Financial, Inc.	3,000	53,250
		241,890
Leisure Equipment & Products – 0.7%
Hasbro, Inc.	2,500	72,925

Machinery – 3.8%
Caterpillar, Inc.	3,500	156,345
Donaldson Co, Inc.	2,000	67,300
Kennametal, Inc.	3,000	66,570
Paccar, Inc.	4,000	114,400
		404,615
Media – 1.6%
The DIRECTV Group Inc. (a)	7,300	167,243

Metals & Mining – 1.0%
BHP Billiton Ltd. – ADR	1,250	53,625
Worthington Industries	5,000	55,100
		108,725
Office Equipment – 3.0%
Apple, Inc. (a)	2,500	213,375
Seagate Technology (b)	2,000	8,860
Western Digital Corp. (a)	8,000	91,600
		313,835
Paper & Forest Products – 0.3%
International Paper Co.	2,500	29,500

Personal & Household Products – 1.3%
Procter & Gamble Co.	2,200	136,004

Retail – 1.7%
Macys, Inc.	9,000	93,150
Target Corp.	2,500	86,325
		179,475
Semiconductors – 2.1%
Atheros Communications, Inc. (a)	3,000	42,930
Intel Corp.	8,000	117,280
KLA-Tencor Corp.	3,000	65,370
		225,580
Services – 7.3%
Accenture Ltd. – Class A (b)	3,600	118,044
Amazon.com, Inc. (a)	1,000	51,280
Computer Sciences Corp. (a)	3,000	105,420
Google, Inc. (a)	1,000	307,650
NCR Corp. (a)	3,000	42,420
NIC, Inc.	10,000	46,000
Priceline.com, Inc. (a)	1,000	73,650
Waste Management, Inc.	1,000	33,140
		777,604
Software – 5.5%
Adobe Systems, Inc. (a)	5,000	106,450
Ansys, Inc. (a)	3,000	83,670
Intuit, Inc. (a)	2,500	59,475
Microsoft Corp.	8,000	155,520
Oracle Corp. (a)	10,000	177,300
		582,415

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008

	Shares	Value
COMMON STOCKS – 98.8% (continued)

Specialty Retail – 3.8%
Barnes & Noble, Inc.	1,500	$22,500
Coach, Inc. (a)	4,000	83,080
Home Depot, Inc.	5,000	115,100
Nike, Inc. – Class B	750	38,250
Staples, Inc.	2,000	35,840
Tiffany & Co.	2,000	47,260
TJX Companies, Inc.	3,000	61,710
		403,740
Telecommunications – 6.1%
America Movil
S.A. de C.V. – ADR	5,000	154,950
China Mobile
Hong Kong Ltd. – ADR	3,750	190,687
Cisco Systems, Inc. (a)	6,000	97,800
QUALCOMM, Inc.	5,000	179,150
Research In Motion Ltd. (a) (b)	700	28,406
		650,993
Transportation – 5.0%
Burlington Northern
Santa Fe Corp.	2,900	219,559
Cummins, Inc.	3,000	80,190
J.B. Hunt Transport
Services, Inc.	4,000	105,080
Kansas City Southern (a)	2,000	38,100
Skywest, Inc.	4,500	83,700
		526,629
Utilities – 0.3%
Vimpel-Communications – ADR	5,000	35,800

TOTAL COMMON STOCKS
(Cost $11,084,388)		10,465,275

SHORT TERM INVESTMENTS – 1.4%
First American Government
Obligations Fund, 0.35% (c)	147,343	147,343
TOTAL SHORT-TERM
INVESTMENTS
(Cost $147,343)		147,343
TOTAL INVESTMENTS
(Cost $11,231,731) – 100.2%		10,612,618
Liabilities in Excess
of Other Assets – (0.2)%		(18,642)
TOTAL NET
ASSETS – 100.0%		$10,593,976

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Domiciled
(c)	Variable Rate Security – the rate shown is the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments, at value (cost $11,231,731)	$10,612,618
Dividends receivable	22,618
Prepaid expenses	5,502
Total assets	10,640,738

LIABILITIES:
Investment advisory fee payable	4,342
Shareholder servicing fee payable	2,171
Accrued expenses and other payables	40,249
Total liabilities	46,762
NET ASSETS	$10,593,976

NET ASSETS CONSIST OF:
Capital stock	$11,988,819
Accumulated net investment income	317
Accumulated undistributed net realized
loss on investments	(776,047)
Net unrealized depreciation
on investments	(619,113)
TOTAL NET ASSETS	$10,593,976

Shares issued and outstanding
(5,000,000 authorized, $1.00 par value)	1,830,953
NET ASSET VALUE PER SHARE	$5.79

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2008

INVESTMENT INCOME:
Dividend income (net of
$2,434 foreign tax withheld)	$228,800
Interest income	9,387
Total investment income	238,187

EXPENSES:
Investment advisor fees (Note 4)	77,603
Administration and fund accounting fees	70,979
Shareholder servicing fees (Note 4)	38,802
Transfer agent fees and expenses	23,760
Professional fees	19,978
Federal and state registration fees	15,605
Custody fees	10,048
Directors' fees and expenses	8,829
Reports to shareholders	5,710
Insurance expense	1,590
Total expenses	272,904
NET INVESTMENT LOSS	(34,717)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on investment transactions	(734,461)
Change in unrealized appreciation
(depreciation) on investments	(6,936,445)
Net realized and unrealized
loss on investments	(7,670,906)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,705,623)

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	December 31,
	2008	2007
OPERATIONS:
Net investment loss	$(34,717)	$(64,187)
Net realized gain (loss)
on investment transactions	(734,461)	735,751
Change in unrealized
appreciation (depreciation)
on investments	(6,936,445)	2,200,230
Net increase (decrease)
in net assets resulting
from operations	(7,705,623)	2,871,794

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	453,379	494,815
Cost of shares redeemed	(1,458,269)	(1,363,805)
Reinvested distributions	113,902	678,861
Net decrease in net assets
resulting from capital
share transactions	(890,988)	(190,129)

DISTRIBUTIONS
TO SHAREHOLDERS:
From net realized gains	(119,254)	(722,982)

TOTAL
INCREASE (DECREASE)
IN NET ASSETS	(8,715,865)	1,958,683

NET ASSETS:
Beginning of period	19,309,841	17,351,158
End of period	$10,593,976	$19,309,841

UNDISTRIBUTED NET
INVESTMENT
INCOME	$317	$317

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2008

1.	Organization

The Wall Street Fund, Inc.  (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.  Wall Street Management Corporation (“WSMC” or the “Adviser”) is the Fund’s investment adviser.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by and under the supervision of the Fund’s Board of Directors.  Fair value is defined as the amount the Fund might reasonably expect to receive upon a current sale.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008

distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.  For the year ended December 31, 2008, the Fund increased undistributed net investment income by $34,717, increased undistributed net realized gain on investments by $5 and decreased capital stock by $34,722.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security.

3.	Investment Transactions

Purchases and sales of securities for the period ended December 31, 2008, excluding short-term investments, aggregated $9,133,057 and $10,105,510 respectively.  There were no purchases or sales of long-term U.S. government securities.

4.	Investment Adviser

The Fund has an investment advisory agreement with Wall Street Management Corporation. The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  For the year ended December 31, 2008, the Adviser received $77,603 in investment advisory fees.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Adviser pursuant to which the Adviser may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets.  For the year ended December 31, 2008, the Adviser received $38,802 in shareholder servicing fees.

The Adviser also serves as the Fund’s principal underwriter.  Certain of the officers and directors of the Fund are officers and directors of WSMC.

5.	Fair Value of Investments

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“SFAS 157”).  SFAS 157 defines fair value for financial reporting, establishes a framework for measuring fair value and expands disclosure about fair value measurements.  The Fund adopted SFAS 157 effective January 1, 2008.  A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table summarizes the Fund’s investments as of December 31, 2008 by level within the fair value hierarchy.

Quoted prices
	in active	Significant
	markets for	other	Significant
	identical	observable	unobservable
Total	securities	inputs	inputs
Investments	(Level 1)	(Level 2)	(Level 3)
$10,612,618	$10,612,618	$—	$—

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008

6.	Shares of Common Stock

Transactions in shares of common stock were as follows:

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2008	2007
Shares Sold	57,415	51,360
Shares Redeemed	(193,216)	(141,109)
Shares Reinvested	11,877	69,130
Net Decrease	(123,924)	(20,619)
Shares Outstanding:
Beginning of Period	1,954,877	1,975,496
End of Period	1,830,953	1,954,877

7.	Tax Information

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$11,264,788
Gross unrealized appreciation	$1,436,881
Gross unrealized depreciation	(2,089,051)
Net unrealized depreciation	(652,170)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	$(742,673)
Total accumulated earnings (loss)	$(1,394,843)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$ —	$ —
Long-term capital gains	$119,254	$722,982

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2008, the Fund had a capital loss carryover of $163,545, which, if not offset by future capital gains, will expire on December 31, 2016. The Fund intends to defer and treat $579,128 of post-October losses incurred during the year ended December 31, 2008 as arising in the year ending December 31, 2009.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any,  related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

8.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

9.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Year Ended December 31,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Per Share Data:
Net asset value, beginning of period	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39

Income from investment operations:
Net investment loss(1)	(0.02)	(0.03)	(0.05)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)
Net realized and unrealized
gains (losses) on investments	(4.01)	1.51	0.51	0.64	0.57	2.50	(2.70)	(2.29)	0.76	5.73
Total from investment operations	(4.03)	1.48	0.46	0.59	0.53	2.43	(2.78)	(2.36)	0.66	5.63

Less distributions:
Distributions from net realized gains
from security transactions	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)	(3.00)	(2.59)
Total distributions	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)	(3.00)	(2.59)

Net asset value, end of period	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43

Total return(2)	(41.02)%	16.92%	5.42%	7.54%	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%

Supplemental data and ratios:
Net assets, end of period (000's)	$10,594	$19,310	$17,351	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118
Ratio of operating expenses to average
net assets, before reimbursements	1.76%	1.60%	1.71%	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%
Ratio of operating expenses to average
net assets, net of reimbursement	1.76%	1.60%	1.71%	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%	1.80	%(3)
Ratio of net investment loss to average
net assets, before reimbursements	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%
Ratio of net investment loss to average
net assets, net of reimbursement	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11	)%(3)
Portfolio turnover rate	58.78%	65.26%	94.41%	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund, Inc. (the “Fund”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended December 31, 2005 were audited by another independent accounting firm, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
February 13, 2009

Comparison of Change in Value of
$10,000 Investment (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 Yr	5 Yr	10 Yr
Wall Street Fund	-41.02%	-3.46%	0.35%
Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%
Russell 3000 Growth Index	-38.44%	-3.33%	-4.01%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions, but do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL INFORMATION
For the year ended December 31, 2008 (Unaudited)

Information about Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation (s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer

INDEPENDENT
DIRECTORS:

Clifton H.W. Maloney	Independent	Since 1985	President, C.H.W.	1	Vicon Industries, Inc.
49 E. 92nd Street	Director		Maloney & Co., Inc., an		NYSE Alternext;
New York, NY 10128			investment firm,		Chromium Industries,
Age: 71			since 1981.		Inc.; New York
Foundation for Senior
Citizens, Inc.; CIVITAS

Harlan K. Ullman, Ph.D.	Independent	Since 1984	Chairman, Killowen Group, a	1	Vice Chairman,
1245 29th Street, N.W.	Director		consulting firm since 1984;		CNI Guard;
Washington, DC 20007			Distinguished Senior Fellow,		Chairman,
Age: 67			National Defense University;		AHM, LLC
Senior Advisor, Center for
International Studies, since 1984;
Senior Advisor, The Atlantic
Council, since 2007.
INTERESTED
DIRECTOR:

Robert P. Morse*	Chairman,	Since 1984	President and a Director, Morse	1	English Speaking Union
441 Lexington Avenue	President and		Williams & Co., Inc., an		of the U.S.; Society of
New York, NY 10017	Director		investment adviser affiliate of		Mayflower Descendants;
Age: 63			the Fund, since 1981; President		Whitehead Institute of
			and sole Director, Wall Street		Biomedical Research;
			Management Corporation since		Youngs Memorial
			1984, and President and Director,		Cemetery/Theodore
			Morse Williams Holding Co., Inc.		Roosevelt Memorial;
			since 1986.		eLot, Inc.

ADDITIONAL INFORMATION (Continued)
For the year ended December 31, 2008 (Unaudited)

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation (s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer

OFFICERS:

Michael R. Linburn	Executive	Since 1993	Managing Director and Principal,	1	The Stanley R. and
441 Lexington Avenue	Vice		Morse, Williams & Co., Inc., an		Elisabeth G. Jacobs
New York, NY 10017	President,		investment adviser affiliate of the		Foundation; eLot, Inc.
Age: 75	Secretary		Fund, since 2003; Chief
	and Chief		Compliance Officer, Morse,
	Compliance		Williams & Co., Inc., since 2005;
	Officer		Director of Marketing, Morse,
Williams & Co., Inc., since 1992.

Jian H. Wang	Executive	Since 1998	Managing Director and Principal,	1	None
441 Lexington Avenue	Vice		Morse, Williams & Co., Inc., an
New York, NY 10017	President and		investment adviser affiliate of the
Age: 46	Treasurer		Fund, since 2005; Senior Trader,
Morse, Williams & Co., Inc.,
since 1998.

James L. Farrell, Jr. Ph.D.	Vice	Since 2002	Principal and Analyst, Morse,	1	Chairman, Institute for
441 Lexington Avenue	President		Williams & Co., Inc., an		Quantitative Research in
New York, NY 10017	and Analyst		investment adviser affiliate of the		Finance
Age: 71			Fund, since 2004; Managing
Director, Morse, Williams &
Co., Inc., 2002-2007.

William D. Pettit	Vice	Since 2007	Portfolio Strategist, Morse,	1	None
441 Lexington Avenue	President		Williams & Co., Inc., an investment
New York, NY 10017	and Analyst		adviser affiliate of the Fund, since
Age: 88			1986.

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			paid
	Beginning	Ending	during
	account	account	period
	value	value	7/1/08-
	7/1/08	12/31/08	12/31/08*
Actual	$1,000.00	$ 652.00	$7.89
Hypothetical (5% return
before expenses)	1,000.00	1,051.58	9.63

*
Expenses are equal to the Fund’s annualized expense ratio of 1.90% for the six months ended December 31, 2008, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the six month period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2008 (Unaudited)

ADDITIONAL INFORMATION
December 31, 2008 (Unaudited)

Information about Proxy Voting

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.thewallstreetfund.com on a monthly basis.

(This Page Intentionally Left Blank.)

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
Michael R. Linburn,
  Executive Vice President & Secretary
Jian H. Wang, Executive Vice President & Treasurer
James L. Farrell, Jr. Ph.D., Vice President & Analyst
William D. Pettit, Vice President & Analyst

INVESTMENT ADVISER &
PRINCIPAL UNDERWRITER
Wall Street Management Corporation
441 Lexington Avenue
New York, New York 10017

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, Wisconsin  53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio  44145

THE WALL STREET FUND, INC.
441 Lexington Avenue
New York, New York  10017
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	13,000	13,000
Audit-Related Fees	0	0
Tax Fees	1,000	1,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

 Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wall Street Fund, Inc.

By (Signature and Title)*       /s/ Robert P. Morse
Robert P. Morse, President

Date                                           March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Robert P. Morse
Robert P. Morse, President

Date                                           March 3, 2009

By (Signature and Title)*      /s/ Jian H. Wang
Jian H Wang, Treasurer

Date                                           March 3, 2009

* Print the name and title of each signing officer under his or her signature.